SUPPLEMENT DATED JUNE 28, 2024 TO THE CURRENT
STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Active Allocation Fund
Invesco Advantage International Fund
Invesco American Franchise Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Capital Appreciation Fund
Invesco Charter Fund
Invesco Comstock Fund
Invesco Comstock Select Fund
Invesco Conservative Income Fund – Class A, Class Y and Class R6
Invesco Convertible Securities Fund
Invesco Core Bond Fund
Invesco Core Plus Bond Fund
Invesco Developing Markets Fund
Invesco Discovery Fund
Invesco Discovery Mid Cap Growth Fund
Invesco Diversified Dividend Fund
Invesco Dividend Income Fund
Invesco Emerging Markets Local Debt Fund
Invesco Energy Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund
Invesco EQV Asia Pacific Equity Fund
Invesco EQV Emerging Markets All Cap Fund
Invesco EQV European Equity Fund
Invesco EQV European Small Company Fund
Invesco EQV International Equity Fund
Invesco EQV International Small Company Fund
Invesco Floating Rate ESG Fund
Invesco Fundamental Alternatives Fund
Invesco Global Allocation Fund
Invesco Global Core Equity Fund
Invesco Global Focus Fund
Invesco Global Fund
Invesco Global Infrastructure Fund
Invesco Global Opportunities Fund
Invesco Global Real Estate Income Fund
Invesco Global Strategic Income Fund
Invesco Gold & Special Minerals Fund
Invesco Greater China Fund
Invesco Growth and Income Fund
Invesco Health Care Fund
Invesco Income Advantage International Fund
Invesco Income Advantage U.S. Fund
Invesco Income Allocation Fund
Invesco International Bond Fund
Invesco International Diversified Fund
Invesco International Small-Mid Company Fund
Invesco Macro Allocation Strategy Fund
Invesco Main Street All Cap Fund®
Invesco Main Street Fund®
Invesco Main Street Mid Cap Fund®
Invesco Main Street Small Cap Fund®
Invesco MSCI World SRI Index Fund
Invesco Multi-Asset Income Fund
Invesco NASDAQ 100 Index Fund
Invesco Oppenheimer International Growth Fund
Invesco Premier Portfolio – Investor Class
Invesco Premier U.S. Government Money Portfolio – Investor Class
Invesco Quality Income Fund
Invesco Rising Dividends Fund
Invesco S&P 500 Index Fund
Invesco Select Risk: Conservative Investor Fund
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: High Growth Investor Fund
Invesco Select Risk: Moderate Investor Fund
Invesco Select Risk: Moderately Conservative Investor Fund
Invesco Senior Floating Rate Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Short Term Municipal Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Cap Value Fund
Invesco SteelPath MLP Alpha Fund
Invesco SteelPath MLP Alpha Plus Fund
Invesco SteelPath MLP Income Fund
Invesco SteelPath MLP Select 40 Fund
Invesco Summit Fund
Invesco Technology Fund
Invesco Value Opportunities Fund
(each, a “Fund”)
This supplement amends the Statutory Prospectus and Statement of Additional Information (“SAI”) for each of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and SAI for each of the above referenced funds and retain it for future reference.
For Funds Offering Class R5 Shares, the following is added to the front cover:
Class R5 shares will be closed to new investors after the close of business on September 30, 2024.
The following information is added at the end of the section under the heading “Shareholder Account Information – Share Class Eligibility –Class R5 and R6 Shares” in the prospectus for each Fund:
Closure of Class R5 shares
The Fund will discontinue sales of its Class R5 shares to new investors after the close of business on September 30, 2024. Existing investors who were invested in Class R5 shares of the Fund on September 30, 2024, and who remain invested in Class R5 shares of the Fund after that date, may continue to make additional purchases of Class R5 shares of the Fund. Any Employer Sponsored Retirement and Benefit Plan or its affiliated plans may continue to make additional purchases of Class R5 shares of the Fund and may add new participant accounts at the plan level that may purchase Class R5 shares of the Fund if the Employer Sponsored Retirement and Benefit Plan or its affiliated plan were invested in Class R5 shares of the Fund as of September 30, 2024 and remain invested in Class R5 shares of the Fund after that date.
The following information replaces in its entirety the information appearing under the heading “Shareholder Account Information – Redeeming Shares* –Liquidity Fees” in the prospectus for each Fund:
As “Government Money Market Funds” under Rule 2a-7, Invesco Government Money Market Fund, Invesco U.S. Government Money Portfolio and Invesco Premier U.S. Government Money Portfolio are not subject to discretionary liquidity fees on fund redemptions which might apply to other types of funds. In conformance with Rule 2a-7, the Board has reserved its ability to change this policy with respect to discretionary liquidity fees, but such change would only become effective after shareholders were provided with specific advance notice of a change in the Fund's policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
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For Invesco Premier Portfolio, the Adviser (as the Board’s delegate) may impose liquidity fees of up to 2% of the value of the shares redeemed, if such fee is determined to be in the best interest of the Fund.
Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. In the event that a liquidity fee is imposed, the Board expects that for the duration of its implementation and the day after which such fee is terminated, the Fund would strike only one net asset value (“NAV”) per day, at the Fund’s last scheduled NAV calculation time.
The imposition and termination of a liquidity fee will be available on the Fund’s website. If a liquidity fee is applied by the Adviser (as the Board’s delegate), it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Adviser. Liquidity fees would reduce the amount you receive upon redemption of your shares.
The Adviser (as the Board’s delegate) may, in its discretion, terminate a liquidity fee at any time if it believes such action to be in the best interest of a Fund. When a fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee is in effect. When a fee is in place, shareholders will not be permitted to exchange into or out of a Fund.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject to future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Liquidity fees will generally be used to assist a Fund to help preserve its market–based NAV per share. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution.
Financial intermediaries are required to promptly take the steps requested by the Funds or their designees to impose or help to implement, modify, or remove a liquidity fee as requested from time to time, including the rejection of orders due to the imposition of a fee or the prompt re-confirmation of orders following a notification regarding the implementation of a fee. If a liquidity fee is imposed, these steps are expected to include the submission of separate purchase and redemption orders (on a gross basis), rather than combined purchase and redemption orders (on a net basis), from the time of the effectiveness of the liquidity fee and the submission of order information to the Fund or its designee prior to the next calculation of a Fund’s NAV, including information on orders received in good order and eligible to receive a price computed on a day on which the Fund imposes a liquidity fee. Unless otherwise agreed to between a Fund and financial intermediary, the Fund will withhold liquidity fees on behalf of financial intermediaries. A redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee may be paid by the Fund without the deduction of a liquidity fee. If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).
Where a Financial Intermediary serves as a Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the Financial Intermediary before the time required by the Fund or the transfer agent may, in the Fund’s discretion, be processed on an as-of basis, and any cost or loss to the Fund or transfer agent or their affiliates, from such transactions shall be borne exclusively by the Financial Intermediary.
The following information is added at the end of the section under the heading “PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES – Purchase and Redemption of Shares – Purchases of Class R5 and R6 Shares” in the SAI for each Fund:
Closure of Class R5 shares
The Fund will discontinue sales of its Class R5 shares to new investors after the close of business on September 30, 2024. Existing investors who were invested in Class R5 shares of the Fund on September 30, 2024, and who remain invested in Class R5 shares of the Fund after that date, may continue to make additional purchases of Class R5 shares of the Fund. Any Employer Sponsored Retirement and Benefit Plan or its affiliated plans may continue to make additional purchases of Class R5 shares of the Fund and may add new participant accounts at the plan level that may purchase Class R5 shares of the Fund if the Employer Sponsored Retirement and Benefit Plan or its affiliated plan were invested in Class R5 shares of the Fund as of September 30, 2024 and remain invested in Class R5 shares of the Fund after that date.
GBL-STATSAI-SUP-1